Exhibit 99.2

Fleetwood Enterprises, Inc.

CONSOLIDATED  STATEMENTS OF OPERATIONS

(Unaudited)

(Amounts in thousands, except per share data)

	13 Weeks Ended		40 Weeks Ended	39 Weeks Ended
	January 29, 2006	January 23, 2005	January 29, 2006	January 23, 2005
Net Sales:
RV Group	$365,342	$342,591	$1,182,015	$1,278,574
Housing Group	208,812	183,734	638,124	593,298
Supply Group	9,712	12,711	35,330	42,943
Intercompany sales	—	(29,875)	(25,627)	(100,292)
	583,866	509,161	1,829,842	1,814,523

Cost of products sold	472,635	431,349	1,506,531	1,494,475
Gross profit	111,231	77,812	323,311	320,048

Operating expenses	98,713	104,061	296,217	301,686
Other, net	582	12,822	5,916	12,794
	99,295	116,883	302,133	314,480

Operating income (loss)	11,936	(39,071)	21,178	5,568
Other income (expense):
Investment income	1,921	976	4,077	1,891
Interest expense	(8,142)	(6,769)	(22,824)	(20,168)
Other, net	—	—	—	(2,724)

	(6,221)	(5,793)	(18,747)	(21,001)
Income (loss) from continuing operations before income taxes	5,715	(44,864)	2,431	(15,433)
(Provision) benefit for income taxes	(1,007)	331	(11,345)	(1,310)
Income (loss) from continuing operations	4,708	(44,533)	(8,914)	(16,743)

Loss from discontinued operations, net	(3,332)	(10,156)	(21,185)	(24,259)

Net income (loss)	$1,376	$(54,689)	$(30,099)	$(41,002)

	Basic	Diluted	Basic	Diluted	Basic	Diluted	Basic	Diluted

Earnings (loss) per common share:
Income (loss) from continuing operations	$0.08	$0.08	$(0.80)	$(0.80)	$(0.15)	$(0.15)	$(0.30)	$(0.30)
Loss from discontinued operations	(0.06)	(0.06)	(0.19)	(0.19)	(0.37)	(0.37)	(0.44)	(0.44)

Net income (loss) per common share	$0.02	$0.02	$(0.99)	$(0.99)	$(0.52)	$(0.52)	$(0.74)	$(0.74)

Weighted average common shares	61,838	62,622	55,492	55,492	58,103	58,103	55,193	55,193

Fleetwood Enterprises, Inc.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(Amounts in thousands)

	January 29, 2006	October 30, 2005	January 23, 2005
ASSETS

Cash	$63,725	$91,065	$11,856
Marketable investments - available for sale	18,108	17,880	17,519
Receivables	227,632	181,690	208,680
Inventories	225,886	211,604	281,725
Deferred taxes, net	44,760	44,760	56,905
Assets of discontinued operations	—	—	171,839
Other current assets	18,983	22,107	14,510
Total current assets	599,094	569,106	763,034

Property, plant and equipment, net	220,790	224,657	237,063
Deferred taxes, net	19,503	19,503	17,858
Cash value of Company-owned life insurance, net	30,400	36,623	39,689
Goodwill	6,316	6,316	6,316
Other assets	46,110	59,878	47,901

Total assets	$922,213	$916,083	$1,111,861

LIABILITIES & SHAREHOLDERS’ EQUITY

Accounts payable	$68,081	$83,232	$81,332
Employee compensation & benefits	75,630	76,604	72,638
Product warranty reserve	66,751	65,393	60,641
Short-term borrowings	5,016	19,981	60,902
Accrued interest	63,702	60,045	47,732
Liabilities of discontinued operations	—	—	69,689
Other current liabilities	73,912	89,227	82,255
Total current liabilities	353,092	394,482	475,189

Deferred compensation and retirement benefits	33,776	39,656	41,477
Insurance reserves	33,341	47,579	32,628
Long-term debt	125,249	126,507	108,253
Convertible subordinated debentures	210,142	210,142	210,142

Total liabilities	755,600	818,366	867,689

Commitments and contingencies

Shareholders’ equity:
Common stock	63,616	56,499	55,544
Additional paid-in capital	487,041	427,120	423,341
Accumulated deficit	(386,895)	(388,271)	(236,339)
Accumulated other comprehensive loss	2,851	2,369	1,626

Total shareholders’ equity	166,613	97,717	244,172

Total liabilities and shareholders’ equity	$922,213	$916,083	$1,111,861

Fleetwood Enterprises, Inc.

BUSINESS SEGMENT AND UNIT SHIPMENT INFORMATION

(Unaudited)

(Amounts in thousands)

	13 Weeks Ended		40 Weeks Ended	39 Weeks Ended
	January 29, 2006	January 23, 2005	January 29, 2006	January 23, 2005
OPERATING REVENUES:
RV Group	$365,342	$342,591	$1,182,015	$1,278,574
Housing Group	208,812	183,734	638,124	593,298
Supply Group	9,712	12,711	35,330	42,943
Intercompany sales	—	(29,875)	(25,627)	(100,292)

	$583,866	$509,161	$1,829,842	$1,814,523

OPERATING INCOME (LOSS):
RV Group	$3,806	$(33,495)	$(1,978)	$(9,342)
Housing Group	13,073	(4,367)	32,249	13,418
Supply Group	(370)	590	2,229	3,362
Corporate and other	(4,573)	(1,799)	(11,322)	(1,870)

	$11,936	$(39,071)	$21,178	$5,568

UNITS SOLD:
Recreational vehicles -
Motor homes	1,622	2,097	6,873	8,210
Travel trailers	10,711	6,099	25,062	21,818
Folding trailers	2,249	2,334	8,094	8,616
	14,582	10,530	40,029	38,644

Manufactured housing -
Factory shipments	6,104	5,533	18,572	18,277

Less intercompany	—	(794)	(673)	(2,746)

Total shipments from continuing operations	20,686	15,269	57,928	54,175

Retail housing sales	—	884	1,393	3,211

Total Company shipments	20,686	16,153	59,321	57,386

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended January 29, 2006

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$180,677	$169,256	$15,409	$365,342	$208,812	$9,712	(A)	$—	$583,866

Units sold	1,622	10,711	2,249	14,582	6,104
Single-sections					2,927
Multi-sections					3,177
Pre-owned
Class As	1,309
Class Cs	313
Conventional trailers		10,056
Fifth-wheel trailers		655

Average selling price per unit	$111,391	$15,802	$6,851	NM	$34,209

Gross profit percent	13.6%	17.6%	8.9%	15.3%	25.5%	7.8%		NM	19.1%

Operating income (loss)	$(4,054)	$11,169	$(3,309)	$3,806	$13,073	$(370)		$(4,573)	$11,936

Operating margin	(2.2)%	6.6%	(21.5)%	1.0%	6.3%	(3.8)%		NM	2.1%

Depreciation	$1,180	$513	$316	$2,009	$1,745	$314		$1,666	$5,734

Capital expenditures (est.)	$1,722	$600	$35	$2,357	$1,747	$149		$287	$4,540

(A)          Excludes $40.8 million of intercompany sales.

NM         Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended January 23, 2005

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply				Company
	Homes	Trailers	Trailers	Total	Group	Group		Other		Total

Operating revenues	$231,073	$95,334	$16,184	$342,591	$183,734	$12,711	(A)	$(29,875	)(B)	$509,161

Units sold	2,097	6,099	2,334	10,530	5,533
Single-sections					1,518
Multi-sections					4,015
Pre-owned
Class As	1,784
Class Cs	313
Conventional trailers		4,837
Fifth-wheel trailers		1,262

Average selling price per unit	$110,192	$15,631	$6,934	NM	$33,207

Gross profit percent	14.3%	3.3%	8.0%	11.0%	21.2%	14.5%		NM		15.3%

Operating income (loss)	$897	$(16,205)	$(18,187)	$(33,495)	$(4,367)	$590		$(1,799)		$(39,071)

Operating margin	0.4%	(17.0)%	(112.4)%	(9.8)%	(2.4)%	4.6%		NM		(7.6)%

Depreciation	$1,214	$536	$348	$2,098	$1,807	$371		$1,448		$5,724

Capital expenditures (est.)	$5,081	$238	$424	$5,743	$981	$289		$627		$7,640

(A)          Excludes $38.1 million of intercompany sales.

(B)           Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM         Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-To-Date January 29, 2006

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply				Company
	Homes	Trailers	Trailers	Total	Group	Group		Other		Total

Operating revenues	$727,207	$393,425	$61,383	$1,182,015	$638,124	$35,330	(A)	$(25,627	)(B)	$1,829,842

Units sold	6,873	25,062	8,094	40,029	18,572
Single-sections					7,146
Multi-sections					11,426
Pre-owned
Class As	5,196
Class Cs	1,677
Conventional trailers		22,242
Fifth-wheel trailers		2,820

Average selling price per unit	$105,806	$15,698	$7,584	NM	$34,359

Gross profit percent	13.2%	12.2%	13.3%	13.2%	24.4%	15.3%		NM		17.6%

Operating income (loss)	$3,983	$(1,347)	$(4,614)	$(1,978)	$32,249	$2,229		$(11,322)		$21,178

Operating margin	0.5%	(0.3)%	(7.5)%	(0.2)%	5.1%	6.3%		NM		1.2%

Depreciation	$3,399	$1,506	$1,001	$5,906	$5,227	$963		$4,965		$17,061

Capital expenditures (est.)	$5,214	$1,226	$456	$6,896	$3,633	$396		$1,649		$12,574

(A)          Excludes $125.9 million of intercompany sales.

(B)           Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM         Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-To-Date January 23, 2005

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply				Company
	Homes	Trailers	Trailers	Total	Group	Group		Other		Total

Operating revenues	$851,282	$361,374	$65,918	$1,278,574	$593,298	$42,943	(A)	$(100,292	)(B)	$1,814,523

Units sold	8,210	21,818	8,616	38,644	18,277
Single-sections					6,118
Multi-sections					12,159
Pre-owned
Class As	6,474
Class Cs	1,736
Conventional trailers		16,712
Fifth-wheel trailers		5,106

Average selling price per unit	$103,688	$16,563	$7,651	NM	$32,461

Gross profit percent	15.2%	9.3%	13.8%	13.5%	23.2%	17.1%		NM		17.6%

Operating income (loss)	$32,887	$(22,526)	$(19,703)	$(9,342)	$13,418	$3,362		$(1,870)		$5,568

Operating margin	3.9%	(6.2)%	(29.9)%	(0.7)%	2.3%	7.8%		NM		0.3%

Depreciation	$3,012	$1,635	$1,036	$5,683	$5,197	$1,166		$4,333		$16,379

Capital expenditures (est.)	$18,083	$825	$662	$19,570	$3,232	$1,145		$4,060		$28,007

(A)          Excludes $137.2 million of intercompany sales.

(B)           Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM         Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended January 29, 2006

(Unaudited)

(Dollars in thousands)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply
	Homes	Trailers	Trailers	Total	Group	Group

Number of facilities (A)	3	8	1	12	21	3

Capacity utilization (B)	54%	115%	42%	NM	62%	NM

Number of independent
distribution points	269	605	494	NM	1,248	NM

Backlog units	903	7,504	466	8,873	1,014	NM

Sales value (C)	$100,587	$118,578	$3,193	$222,358	$34,688	NM

Dealer inventories (units)	4,210	14,977	7,804	NM		NM
Independent					7,888
Retail					—

(A)          Number of active facilities at the end of the quarter.

(B)           Based on production levels at the end of the period.

(C)           The number of units in the backlog multiplied by the average selling price.

NM         Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended January 23, 2005

(Unaudited)

(Dollars in thousands)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply
	Homes	Trailers	Trailers	Total	Group	Group

Number of facilities (A)	3	9	1	13	23	3

Capacity utilization (B)	74%	57%	46%	NM	58%	NM

Number of independent distribution points	258	608	503	NM	1,282	NM

Backlog units	769	2,483	1,154	4,406	1,834	NM

Sales value (C)	$84,738	$38,812	$8,002	$131,552	$60,902	NM

Dealer inventories (units)	5,062	17,145	8,790	NM		NM
Independent					6,473
Retail					1,828

(A)          Number of active facilities at the end of the quarter.

(B)           Based on production levels at the end of the period.

(C)           The number of units in the backlog multiplied by the average selling price.

NM         Not meaningful.